Exhibit 99.3

Loan Portfolio Presentation September 2026 Great Southern Bancorp. Inc (NASDAQ: GSBC) Third Quarter Ended by September 30, 2026

Consumer* $189,426 4% Single Family Real Estate $785,190 18% Multi - family Real Estate $1,281,819 30% Commercial Real Estate $1,460,395 34% Const & Land Dev $432,126 10% Commercial Business $173,538 4% Loan Portfolio by Category Gross Loans [in thousands] *Includes Home Equity Loans of $148,187 9 - 30 - 26 $4,322,494 *Includes Home Equity Loans of $139,377 6 - 30 - 26 $4,385,000 Great Southern Bancorp. Inc | 2

Kansas City $230,174 5% St. Louis $728,180 17% Springfield $387,950 9% Missouri - Other $247,798 6% Iowa/Nebraska/ South Dakota $313,661 7% Minnesota $329,293 8% Oklahoma $88,881 2% Denver $138,120 3% Georgia $132,692 3% Colorado - Other $128,494 3% Chicago $167,883 4% Dallas $181,659 4% Texas - Other $295,365 7% Midwest Region $237,458 5% Florida $194,093 4% Phoenix $73,927 2% Southern Region $289,582 7% Other Region $157,284 4% Loan Portfolio by Region Gross Loans [in thousands] 9 - 30 - 26 $4,322,494 6 - 30 - 26 $4,385,000 Great Southern Bancorp. Inc | 3

Retail $296,252 20% Healthcare $146,042 10% Motels / Hotels $318,927 22% Office Buildings $159,322 11% Restaurants $88,837 6% Industrial $275,034 19% Storage $71,540 5% Other $104,441 7% Commercial Real Estate by Industry Gross Loans [in thousands] 9 - 30 - 26 $1,460,395 6 - 30 - 26 $1,482,857 Great Southern Bancorp. Inc | 4

St. Louis $250,142 17% Springfield $115,718 8% Missouri - Other $100,809 7% Iowa/Nebraska/South Dakota $49,403 3% Minnesota $65,903 5% Chicago $154,787 11% Texas $119,967 8% Midwest Region $158,142 11% Southern Region $265,339 18% Other Kansas Region City $95,905 $84,280 6% 6% Commercial Real Estate by Region Gross Loans [in thousands] 6 - 30 - 26 9 - 30 - 26 $1,460,395 $1,482,857 Great Southern Bancorp. Inc | 5

Kansas City $14,981 4% St. Louis $84,490 22% Springfield $18,113 4% Missouri - Other $43,288 11% Oklahoma $358 0% Minnesota $14,328 4% Chicago $41,309 11% Denver $6,736 2% Midwest Region $87,511 23% Southern Region $45,603 12% Other Region $28,372 7% St. Louis $47,859 30% Springfield $20,349 13% Oklahoma $17,151 11% Minnesota $9,103 6% Chicago $28,030 17% Denver $14,924 9% 3% Southern Region $5,363 3% Midwest Region $5,063 Other Region $2,543 2% Kansas City $8,937 6% Commercial Real Estate Office and Retail (as of 9/30/26) Gross Loans [in thousands] Average credit size is $1,397,562 9 - 30 - 26 $159,322 Average credit size is $1,624,849 9 - 30 - 26 $385,089 Office Great Southern Bancorp. Inc | 6 Retail

Office $159,322 Retail + Restaurant $385,089 Traditional Medical $138,389 $20,933 Outstanding Balance 95 17 # of Loans $1,442 $1,163 Avg. Loan Size 46% 68% Weighted Avg. LTV 100% of Office Portfolio – Pass Rated Restaurants Neighborhood & Shopping Center Mixed - Use Single Tenant Strip Center $88,837 $64,877 $28,567 $59,109 $143,699 Outstanding Balance 82 12 15 66 59 # of Loans $1,058 $5,406 $1,904 $896 $2,395 Avg. Loan Size 58% 53% 61% 59% 60% Weighted Avg. LTV 100% of Retail Portfolio – Pass Rated $17,166 Owner Occupied 48 # of Loans $350 Avg. Loan Size 53% Weighted Avg. LTV $121,224 Non - owner Occupied $83,476 >100,000 $12,698 20,000 - 100,000 $25,050 <20,000 47 # of Loans $2,579 Avg. Loan Size 45% Weighted Avg. LTV Commercial Real Estate Office and Retail (as of 9/30/26) Gross Loans [in thousands] Great Southern Bancorp. Inc | 7

Single Family $48,537 11% Apartments $220,620 51% Land Dev $33,835 8% Commercial Land Dev $52,763 12% Residential Industrial $22,659 5% Retail $34,216 8% Construction & Land Development by Industry Gross Loans [in thousands] 6 - 30 - 26 $432,126 9 - 30 - 26 Other Storage $11,814 $7,682 3% 2% $402,364 Great Southern Bancorp. Inc | 8

St. Louis $52,688 12% Missouri - Other $52,082 12% Denver $12,472 3% Colorado - Other $61,705 14% Georgia $34,722 8% Dallas $15,759 4% Texas - Other $46,141 11% Phoenix $18,901 5% Midwest Region $75,007 17% Other Region $22,910 5% Southern Region $39,739 9% Construction & Land Development by Region Gross Loans [in thousands] 9 - 30 - 26 $432,126 6 - 30 - 26 $402,364 Great Southern Bancorp. Inc | 9

6% St. Louis $71,040 Missouri - Other $100,536 8% Iowa/Nebraska/ South Dakota $167,749 13% Minnesota $183,905 14% Oklahoma $23,105 2% Denver $93,827 7% Georgia $40,873 3% Dallas $96,587 8% Texas - Other $178,756 14% Midwest Region $35,180 3% Southern Region $194,521 15% Other Region $45,083 3% Multi Family Real Estate by Region Gross Loans [in thousands] 9 - 30 - 26 $1,281,819 6 - 30 - 26 $1,347,498 Colorado - Other $50,657 4% Average credit size is $6,133,104 Average credit size is $6,152,960 Great Southern Bancorp. Inc | 10

25% or less $13,022 1% 26% - 50% $333,526 26% 51% - 75% $831,794 65% 76% - 85% $70,577 5% 86% and higher $32,900 3% Multi Family Real Estate by LTV Gross Loans [in thousands] 9 - 30 - 26 $1,281,819 6 - 30 - 26 $1,347,498 Great Southern Bancorp. Inc | 11

Consumer* $75 6% Commercial Business $100 9% Single Family Real Estate $1,017 85% Non - Performing by Type Gross Loans [in thousands] 9 - 30 - 26 $1,192 6 - 30 - 26 $1,033 *Includes Home Equity Loans of $30,044 *Includes Home Equity Loans of $0 Great Southern Bancorp. Inc | 12

Missouri - Other $79 7% Iowa/Nebraska/ South Dakota $386 32% Minnesota $240 20% Other Region $4 0% $1 0% Oklahoma Springfield $30 3% Southern Region $40 3% St. Louis $412 35% Non - Performing by Region Gross Loans [in thousands] 9 - 30 - 26 $1,192 6 - 30 - 26 $1,033 Great Southern Bancorp. Inc | 13

Southern Region • Illinois • Indiana • Iowa • Kansas • Michigan • Minnesota • Missouri • Nebraska • North Dakota • Ohio • South Dakota • Wisconsin • Alabama • Arkansas • Delaware • Florida • Georgia • Kentucky • Louisiana • Maryland • Mississippi • North Carolina • Oklahoma • South Carolina • Tennessee • Texas • Virginia • Washington DC • West Virginia States by Region Midwest Region Great Southern Bancorp. Inc | 14

Contact Us Great Southern Bancorp. Inc (NASDAQ: GSBC) Kincade Ayers (616) 233 - 0500 - GSBC@lambert.com Investor Relations